UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                            -------------------------

                                    FORM 8-K

                CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

        Date of report (Date of earliest event reported): August 30, 2004

                      UNIVERSAL SECURITY INSTRUMENTS, INC.

             (Exact name of registrant as specified in its charter)

         Maryland                     0-7885                   52-0898545
(State or Other Jurisdiction  (Commission File Number)       (IRS Employer
     of Incorporation)                                      Identification No.)

               7-A Gwynns Mill Court, Owings Mills, Maryland 21117
                    (Address of Principal Executive Offices)

Registrant's telephone number, including area code: (410) 363-3000

                                  Inapplicable
          (Former Name or Former Address if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

                    INFORMATION TO BE INCLUDED IN THE REPORT

Item 5.02. Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

      (b) - (c) Effective August 30, 2004, Universal Security Instruments, Inc. (the "Company") appointed James B. Huff, age 52, as Chief Financial Officer, at an annual salary of $110,000 (increasing to $125,000 following 90 days of continuous employment), plus benefits. In addition, Mr. Huff will receive an option to purchase 5,000 shares of the Company's common stock, exercisable 25% per year for four years at an exercise price of $10.24 per share (the closing price of the Company's common stock as reported on the American Stock Exchange on August 30, 2004).

      Prior to Mr. Huff's appointment, Harvey B. Grossblatt, the Company's president, had also served as the Company's Chief Financial Officer. Following the August 4, 2004 passing of Steve Knepper, the Company's Chairman and Chief Executive Officer, the Company appointed Mr. Grossblatt as Chief Executive Officer and began searching for a new Chief Financial Officer. Mr. Grossblatt has now transitioned his chief financial officer duties to Mr. Huff.

      Prior to joining the Company, from December 2003 until August 2004, Mr. Huff was controller of Essex Corporation, a Columbia, Maryland based public company which provides intelligence engineering services to federal government agencies. From August 2002 until November 2003, Mr. Huff served as chief financial officer of Computer Temporaries, Inc., Lanham, Maryland; from August 2000 until July 2002, he was chief financial officer of HLM Architects and Engineering, Inc., a Charlotte, North Carolina based public company; and from January 1990 until November 1999, Mr. Huff was chief financial officer of RMF Engineering, Inc., Baltimore, Maryland.

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                       UNIVERSAL SECURITY INSTRUMENTS, INC.
                                       (Registrant)


Date: August 31, 2004                  By:  /s/ Harvey B. Grossblatt
                                          ------------------------------------
                                                Harvey B. Grossblatt
                                                President